UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 29, 2005
                                                      --------------

                           FRANKLIN ELECTRIC CO., INC.
                           ---------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                INDIANA                    0-362            35-0827455
                -------                    -----            ----------
     (STATE OR OTHER JURISDICTION OF    (COMMISSION      (I.R.S. EMPLOYER
             INCORPORATION)             FILE NUMBER)    IDENTIFICATION NO.)

             400 EAST SPRING STREET
                BLUFFTON, INDIANA                            46714
                ------------------                           -----
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

                                (260) 824-2900
                                 -------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                 NOT APPLICABLE
                                 --------------
           (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS
   (d) The Board of Directors of Franklin Electric Co., Inc. (the "Company") has elected David M. Wathen and Thomas L. Young as directors of the Company effective April 29, 2005. The press release announcing the election of Mr. Wathen and Mr. Young to the Board of Directors is attached as Exhibit 99.1.
  Mr. Wathen was appointed to the Personnel and Compensation Committee of the Board, and Mr. Young was appointed to the Board's Audit
Committee. Neither Mr. Wathen nor Mr. Young have entered into any transactions with the Company since the beginning of the Company's last fiscal year, and there are no arrangements or understandings under which either Mr. Wathen or Mr. Young were elected to the Board.


Item 9.01 Financial Statements & Exhibits

c)  Exhibits

    99.1     Press Release dated May 5, 2005
































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                                   SIGNATURES
                                   ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date May 5, 2005                 By /s/ Gregg C. Sengstack
     ------------------             -------------------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)

                                Index to Exhibits

Exhibit
Number             Description
-------            -----------

  99.1             Press Release dated May 5, 2005

                                                                Exhibit 99.1
Press Release
-------------

For Immediate Release	For Further Information
	Refer to:  Gregg C. Sengstack
	260/824-2900

	FRANKLIN ELECTRIC COMPANY ELECTS
	DAVID M. WATHEN AND THOMAS L. YOUNG TO BOARD

BLUFFTON, INDIANA - MAY 5, 2005 - The board of directors of Franklin Electric Co., Inc. (NASDAQ: FELE) has elected David M. Wathen and Thomas L. Young to be directors of the company.

Mr. Wathen is currently President and Chief Executive Officer of Balfour Beatty, Inc. (U.S. Operations) a Novi, MI-based firm engaged in engineering, construction, and building management services, primarily in Europe and North America. Prior to his Balfour Beatty appointment in 2002, he served as a Principal Member of the General Partnership of QUESTOR a venture capital firm. Mr. Wathen has also held management positions with General Electric, Emerson Electric, Allied Signal and Eaton Corporation. While at General Electric Mr. Wathen was General Manager of the Industrial Motors Business and while at Emerson Electric he served as President of the U.S. Electrical Motors Division. He earned a BS in Mechanical Engineering from Purdue University in 1977 and an MBA from Saint Francis College in 1981.

Mr. Young recently retired, after 29 years of service, as Executive Vice President and Chief Financial Officer of Owens-Illinois, Inc. (NYSE: OI) a manufacturer of glass and plastic packaging containers for the food and health care industries. He was elected as a director of Owens-Illinois in 1998 and continues to serve on its board. Mr. Young is also a member of the board of directors of Manor Care, Inc. (NYSE: HCR), is Chairman of the audit committee and its designated financial expert, and a member of the compensation committee. He is also a director of the National Association of Manufacturers and the United Way of Greater Toledo. He earned a bachelor of arts degree from St. John's College in 1966, a doctor of jurisprudence with honors from the University of Notre Dame in 1972 and in 1985 completed the Advanced Management Program at Harvard Business School.

The election of Mr. Wathen and Mr. Young to the Board of Directors is in anticipation of two current directors attaining mandatory retirement age later this year.

Franklin Electric is a global leader in the production and marketing of groundwater and fuel pumping systems and is a technical leader in submersible motors, drives, controls, and monitoring devices.

########
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, changes in distribution channels, supply constraints, technology factors, litigation, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.